LodgeNet Entertainment Corporation	Form 10-Q
Exhibit 32
LODGENET ENTERTAINMENT CORPORATION
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
          Each of the undersigned, Scott C. Petersen and Gary H. Ritondaro, the Chief Executive Officer and the Chief Financial Officer, respectively, of LodgeNet Entertainment Corporation, individually and not jointly has executed this Certification in connection with the filing with the Securities and Exchange Commission of LodgeNet’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2007 (the “Report”).
     Each of the undersigned hereby certifies, to his knowledge, that:
•	the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of LodgeNet.
     IN WITNESS WHEREOF, each of the undersigned has executed this Certification as of the 8th day of August 2007.

/s/ Scott C. Petersen Scott C. Petersen
Chief Executive Officer

/s/ Gary H. Ritondaro Gary H. Ritondaro
Chief Financial Officer

June 30, 2007